Filed pursuant to Rule 497(a)

Registration No. 333-188175

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF

$600.0 MILLION 4.875% SENIOR UNSECURED NOTES DUE 2018

New York, NY—November 14, 2013—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $600.0 million in aggregate principal amount of 4.875% senior unsecured notes due 2018.  The notes will mature on November 30, 2018 and may be redeemed in whole or in part at our option at any time at par plus a “make-whole” premium.

BofA Merrill Lynch, J.P. Morgan, Barclays, Morgan Stanley, Wells Fargo Securities and SunTrust Robinson Humphrey are acting as joint book-running managers for this offering.  BMO Capital Markets, Mizuho Securities and SMBC Nikko are acting as co-managers for this offering.  The offering is expected to close on November 19, 2013, subject to customary closing conditions.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities and, to the extent not applied for such purpose, for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The pricing term sheet dated November 14, 2013, the preliminary prospectus supplement dated November 12, 2013 and the accompanying prospectus dated June 17, 2013, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or e-mail dg.prospectus_requests@baml.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn: Prospectus Department, 866-803-9204; or Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717,  Attn: Prospectus Department, 888-603-5847, or e-mail Barclaysprospectus@broadridge.com.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a leading specialty finance company that provides one-stop financing solutions to U.S. middle market companies and private equity sponsors.  The Company originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform.  Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies. Ares Capital has elected to be regulated as a business development company, and is externally managed by a wholly owned subsidiary of Ares Management LLC.  Ares Management is a global alternative asset manager and a SEC-registered investment adviser with approximately $68 billion of committed capital under management as of September 30, 2013.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

CONTACT

Carl G. Drake
Ares Capital Corporation
888-818-5298